UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 6, 2017
Date of Report (Date of earliest event reported)

Flex Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

800 Boylston Street, 24th Floor Boston, MA	02199
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 874-1821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 2.02                                           Results of Operations and Financial Condition.

On November 6, 2017, Flex Pharma, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01     Other Events.

On November 6, 2017, the Company issued a press release relating to the results from its clinical trial of amyotrophic lateral sclerosis (ALS) patients with frequent muscle cramps. The Company will host a conference call and live webcast with a slide presentation on Monday, November 6, at 8:45 a.m. EDT. A copy of this press release and slide presentation are filed herewith as Exhibits 99.2 and 99.3, respectively, and the information contained therein is incorporated by reference into this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press Release of Flex Pharma, Inc. announcing financial results, dated November 6, 2017.
99.2	Press Release of Flex Pharma, Inc. announcing clinical trial results, dated November 6, 2017.
99.3	Flex Pharma, Inc. Slide Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flex Pharma, Inc.

Dated: November 6, 2017
	By:	/s/ Robert Hadfield
Robert Hadfield
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Flex Pharma, Inc. announcing financial results, dated November 6, 2017.
99.2	Press Release of Flex Pharma, Inc. announcing clinical trial results, dated November 6, 2017.
99.3	Flex Pharma, Inc. Slide Presentation.